Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

CryoLife D. Ashley Lee Executive Vice President, Chief Financial Officer and Chief Operating Officer Phone: 770-419-3355	Gilmartin Group LLC Brian Johnston / Lynn Lewis Phone: 631-807-1986 investors@cryolife.com

CryoLife Reports Fourth Quarter and Full Year 2020 Financial Results

Fourth Quarter and Recent Business Highlights:

•	Achieved total revenues of $67.9 million in the fourth quarter 2020 versus $69.7 million in the fourth quarter of 2019
o	Total revenues decreased 3% on a GAAP basis and 5% on a non-GAAP proforma constant currency basis versus fourth quarter 2019
o	Excluding TMR, fourth quarter revenues decreased 2% on a non-GAAP proforma basis and 3% on a non-GAAP proforma constant currency basis versus fourth quarter 2019
•	Achieved net loss of ($3.5) million, or ($0.09) per share
•	Achieved non-GAAP net income of $7.9 million, or $0.20 per share

ATLANTA, GA – (February 11, 2021) – CryoLife, Inc. (NYSE: CRY),  a leading cardiac and vascular surgery company focused on aortic disease, announced today its financial results for the fourth quarter and full year ended December 31, 2020.

“Despite the ongoing impact of COVID-19 on our business, we were able to generate solid quarterly results and advance our key operational goals.  We completed the integration of Ascyrus, launched our newest JOTEC products, and made good progress on enrollment in our PROACT Xa clinical trial,” commented Pat Mackin, Chairman, President, and Chief Executive Officer.  “Additionally, our manufacturing facilities continued to run at near capacity and our supply chain remains largely intact.    We  also continued to invest in our commercial channels and R&D programs related to products that we believe will deliver revenue in 2021 and 2022, including our regulatory approvals for U.S. PerClot, BioGlue China and PROACT Mitral.  We also progressed in our efforts to obtain regulatory approval for Ascyrus in the US and other countries.  These fundamental drivers, combined with declining COVID-19 infection rates and accelerating vaccination programs in various regions around the world, make us optimistic that the second half of 2021 should be the start of a  prolonged period of growth for CryoLife.”

Fourth Quarter 2020 Financial Results

Total revenues for the fourth quarter of 2020 were $67.9 million, reflecting a decrease of 3% on a GAAP basis and a decrease of 5% on a non-GAAP proforma constant currency basis, both compared to the fourth quarter of 2019.  Revenue performance across all product lines reflected the impact of the COVID-19 pandemic on the number of procedures using our products.

Net loss for the fourth quarter of 2020 was $(3.5) million, or $(0.09) per fully diluted common share, compared to net loss of ($0.7) million, or ($0.02) per fully diluted common share for the fourth quarter of 2019.  Non-GAAP net income for the fourth quarter of 2020 was $7.9 million, or $0.20 per fully diluted common share, compared to non-GAAP net income of $4.2 million, or $0.11 per fully diluted common share for the fourth quarter of 2019.  Loss for the fourth quarter of 2020 includes pretax expense of $4.8 million of business development costs primarily related to the Ascyrus acquisition, partially offset by pretax benefit of  $1.2 million resulting from a change in the Company’s paid time off policy and a non-cash pretax benefit of $3.0 million related to the reversal of performance-based stock compensation because financial targets were not met due to the impact of COVID-19.

Full Year 2020 Financial Results

Total revenues for 2020 were $253.2 million, reflecting a decrease of 8% on both a GAAP and non-GAAP proforma constant currency basis, both compared to the full year of 2019.  Revenue performance across all product lines reflected the impact of the COVID-19 pandemic on the number of procedures using our products.

Net loss for 2020 was ($16.7) million, or ($0.44) per fully diluted common share, compared to net income of $1.7 million, or $0.05 per fully diluted common share for the full year of 2019.  Non-GAAP net income for the full year of 2020 was $9.7 million, or $0.25 per fully diluted common share, compared to non-GAAP net income of $12.9 million, or $0.34 per fully diluted common share for the full year of 2019.  Loss for the full year of 2020 includes pretax expense of $12.3 million of business development costs primarily related to the Ascyrus and Endospan transactions, partially offset by pretax benefit of $1.2 million resulting from a change in the Company’s paid time off policy and a non-cash pretax benefit of $3.0 million related to the reversal of performance-based stock compensation because financial targets were not met due to the impact of COVID-19.

The independent registered public accounting firm's audit report with respect to the Company's fiscal year-end financial statements will not be issued until the Company completes its annual report on Form 10-K.  Accordingly, the financial results reported in this earnings release are preliminary pending completion of the audit.

2021 Financial Outlook

Due to continued uncertainties resulting from the COVID-19 global pandemic, the Company is not issuing 2021 financial guidance at this time.

The Company's financial performance for 2021 is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures.  Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP.  In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies.  The Company's non-GAAP net income and non-GAAP EBITDA results exclude (as applicable) business development, integration, and severance expense; depreciation and amortization expense; interest income and expense; non-cash interest expense; loss on foreign currency revaluation; stock-based compensation expense; corporate rebranding expense; and income tax expense (benefit).  The Company believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating transactions; the operating expense structure of the Company's existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense.  The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as acquisitions, or non-cash expense related to amortization of previously acquired tangible and intangible assets.  The Company has excluded the impact of changes in currency exchange from certain revenues to evaluate growth rates on a constant currency basis.  The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, February 11, 2021 at 4:30 p.m. ET to discuss the results followed by a question and answer session.  To listen to the live teleconference, please dial 201-689-8261. A replay of the teleconference will be available through February 18, 2021 and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415.  The Conference ID for the replay is 13715710.

The live webcast and replay can be accessed by going to the Investor Relations section of the CryoLife website at www.cryolife.com and selecting the heading Webcasts & Presentations.

About CryoLife, Inc.

Headquartered in suburban Atlanta, Georgia, CryoLife is a leader in the manufacturing, processing, and distribution of medical devices and implantable tissues used in cardiac and vascular surgical procedures focused on aortic repair.  CryoLife markets and sells products in more than 100 countries worldwide.  For additional information about CryoLife, visit our website, www.cryolife.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these foreword-looking statements, which are made as of the date of this press release and reflect the view of management as of the date of this press release.  Such forward-looking statements reflect the views of management at the time such statements are made.  These statements include our beliefs that, despite the ongoing impact of COVID-19 on our business, we were able to generate solid quarterly results, advance on our key operational goals, and make good progress on enrollment in our PROACT Xa clinical trial; our R&D programs in which we continued to invest in 2020, such as U.S. PerClot, BioGlue China and PROACT Mitral, will deliver revenue in 2021 and 2022, and our fundamental drivers, combined with declining COVID-19 infection rates and accelerating vaccination programs in various regions around the world, starting in the second half of 2021, should lead to a prolonged period of growth for CryoLife.  These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations, including that the benefits anticipated from the Ascyrus Medical LLC transaction may not be achieved and the continued effects of COVID-19 and government mandates implemented to address the pandemic could adversely impact our results.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for year ended December 31, 2020.  CryoLife does not assume any obligation, and expressly disclaims any duty to update any of its forward-looking statements, whether as a result of new information, future events, or otherwise.

CryoLife, Inc. and Subsidiaries

Financial Highlights

(In thousands, except per share data)

	(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Revenues:
Products	$50,502	$50,193	$179,299	$197,246
Preservation services	17,394	19,504	73,928	78,976
Total revenues	67,896	69,697	253,227	276,222

Cost of products and preservation services:
Products	14,050	14,001	50,128	55,022
Preservation services	9,255	9,144	35,315	38,187
Total cost of products and preservation services	23,305	23,145	85,443	93,209

Gross margin	44,591	46,552	167,784	183,013

Operating expenses:
General, administrative, and marketing	36,103	37,609	141,136	143,011
Research and development	6,574	5,312	24,207	22,960
Total operating expenses	42,677	42,921	165,343	165,971

Operating income	1,914	3,631	2,441	17,042

Interest expense	4,718	3,626	16,698	14,886
Interest income	(36)	(130)	(217)	(738)
Other (income) expense, net	(2,676)	(1,412)	3,134	1,250

(Loss) income before income taxes	(92)	1,547	(17,174)	1,644
Income tax expense (benefit)	3,366	2,228	(492)	(76)

Net (loss) income	$(3,458)	$(681)	$(16,682)	$1,720

(Loss) income per common share:
Basic	$(0.09)	(0.02)	$(0.44)	$0.05
Diluted	$(0.09)	(0.02)	$(0.44)	$0.05

Weighted-average common shares outstanding:
Basic	38,613	37,274	37,861	37,118
Diluted	38,613	37,274	37,861	37,860

CryoLife, Inc. and Subsidiaries

Financial Highlights

(In thousands)

	(Unaudited)		(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Products:
BioGlue	$17,083	$17,777	$62,068	$68,611
Aortic stents and stent grafts	17,731	16,038	61,663	64,974
On-X	13,668	13,345	48,053	50,096
PhotoFix	1,113	1,002	4,169	3,754
PerClot	801	981	2,882	3,795
CardioGenesis cardiac laser therapy	106	1,050	464	6,016
Total products	50,502	50,193	179,299	197,246

Preservation services:
Cardiac tissue	9,135	10,145	$37,893	$40,879
Vascular tissue	8,195	9,359	35,852	38,097
NeoPatch	64	--	183	--
Total preservation services	17,394	19,504	73,928	78,976

Total revenues	$67,896	$69,697	$253,227	$276,222

Revenues:
U.S.	$35,103	$37,005	$138,274	$150,553
International	32,793	32,692	114,953	125,669
Total revenues	$67,896	$69,697	$253,227	$276,222

	December 31,	December 31,
	2020	2019
Cash, cash equivalents, and restricted securities	$61,958	$34,294
Total current assets	234,589	187,390
Total assets	789,404	605,654
Total current liabilities	60,468	45,195
Total liabilities	460,691	319,958
Shareholders’ equity	328,713	285,696

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Net (Loss) Income and Diluted (Loss) Income Per Common Share

(In thousands, except per share data)

	(Unaudited)		(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
GAAP:
(Loss) income before income taxes	$(92)	$1,547	$(17,174)	$1,644
Income tax expense (benefit)	3,366	2,228	(492)	(76)
Net (loss) income	$(3,458)	$(681)	$(16,682)	$1,720

Diluted (loss) income per common share:	$(0.09)	$(0.02)	$(0.44)	$0.05

Diluted weighted-average common
shares outstanding	38,613	37,274	37,861	37,860

Reconciliation of (loss) income before income taxes,
GAAP to adjusted net income, non-GAAP
(Loss) income before income taxes, GAAP	$(92)	$1,547	$(17,174)	$1,644
Adjustments:
Business development, integration, and severance expense	4,839	526	12,320	3,088
Amortization expense	4,334	3,054	13,764	10,850
Non-cash interest expense	1,395	406	3,656	1,631
Corporate rebranding expense	15	--	336	--
Adjusted income before income taxes,
non-GAAP	10,491	5,533	12,902	17,213

Income tax expense calculated at a
pro forma tax rate of 25%	2,623	1,383	3,226	4,303
Adjusted net income, non-GAAP	$7,868	$4,150	$9,676	$12,910

Reconciliation of diluted (loss) income per common share, GAAP to adjusted diluted income per common share, non-GAAP:
Diluted (loss) income per common share, GAAP:	$(0.09)	$(0.02)	$(0.44)	$0.05
Adjustments:
Business development, integration, and severance expense	0.12	0.02	0.32	0.08
Amortization expense	0.11	0.08	0.36	0.28
Non-cash interest expense	0.04	0.01	0.09	0.04
Effect of 25% pro forma tax rate	0.09	0.05	0.10	(0.01)
Corporate rebranding expense	--	--	0.01	--
Tax effect of non-GAAP adjustments	(0.07)	(0.03)	(0.19)	(0.10)
Adjusted diluted income per common share,
non-GAAP:	$0.20	$0.11	$0.25	$0.34

Diluted weighted-average common
shares outstanding	39,100	37,914	38,369	37,860

CryoLife, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP

Revenues and Adjusted EBITDA

(In thousands, except per share data)

	(Unaudited)			(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2020	2019	Growth Rate	2020	2019	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$67,896	$69,697	-3%	$253,227	$276,222	-8%
Including AMDS prior to acquisition	--	547		2,088	2,339
Total GAAP revenues including AMDS	67,896	70,244	-3%	255,315	278,561	-8%
Impact of changes in currency exchange	--	1,024		--	(708)
Total constant currency revenues including AMDS, non-GAAP	$67,896	$71,268	-5%	$255,315	$277,853	-8%

Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$67,896	$69,697	-3%	$253,227	$276,222	-8%
Including AMDS prior to acquisition	--	547		2,088	2,339
Excluding CardioGenesis cardiac laser therapy	(106)	(1,050)		(464)	(6,016)
Total GAAP revenues including AMDS and excluding CardioGenesis	67,790	69,194	-2%	254,851	272,545	-6%
Impact of changes in currency exchange	--	1,024		--	(708)
Total constant currency revenues including AMDS and excluding CardioGenesis, non-GAAP	$67,790	$70,218	-3%	$254,851	$271,837	-6%

	(Unaudited)		(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
Reconciliation of net (loss) income, GAAP to
adjusted EBITDA, non-GAAP:
Net (loss) income, GAAP	$(3,458)	$(681)	$(16,682)	$1,720
Adjustments:
Depreciation and amortization expense	5,894	5,060	20,712	18,317
Interest expense	4,718	3,626	16,698	14,886
Business development, integration, and severance expense	4,839	526	12,320	3,088
Stock-based compensation expense	(520)	2,218	6,912	8,799
Corporate rebranding expense	15	--	336	--
Interest income	(36)	(130)	(217)	(738)
Income tax expense (benefit)	3,366	2,228	(492)	(76)
(Income) loss on foreign currency revaluation	(2,688)	(1,437)	(1,829)	1,232
Adjusted EBITDA, non-GAAP	$12,130	$11,410	$37,758	$47,228